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                                SEVENTH AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


         SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT ("Seventh Amendment"), dated as of March 29, 2002 between ENVIRONMENTAL TECTONICS CORPORATION (the "Borrower") and FIRST UNION NATIONAL BANK, a national banking association (the "Bank").

                               W I T N E S S E T H

         WHEREAS, the Borrower and the Bank are parties to a Revolving Credit Agreement dated as of March 27, 1997 (as amended, the "Agreement") pursuant to which the Bank agreed to make available to the Borrower certain loans upon the terms and conditions specified in the Agreement;

         WHEREAS, the parties wish to amend certain terms and conditions of the Agreement, as hereinafter set forth.

         NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto, intending to be legally bound hereby, agree to amend the Agreement as herein stated.

         1. Effect of Prior Agreements.

            This Seventh Amendment is intended to amend the Agreement, as it has been in effect to the date hereof and as it shall be amended on and after the date hereof. All capitalized terms used herein as defined terms shall have the meanings ascribed to them in the Agreement unless herein provided to the contrary.

         2. Amendments.

            (a) The defined term "Termination Date" set forth in Article I of the Agreement is hereby amended and restated as "November 30, 2002".

            (b) Effective as of May 1, 2002, the defined term "Applicable
                Margin" set forth in Article I of the Agreement shall be deemed to be: (i) with respect to Adjusted Base Rate Loans, one percent (1%); and (ii) with respect to Adjusted LIBOR Rate Loans, three and one-half percent (3.5%). References to the Applicable Margin in Sections 2.1(b)(2) and 2.1A(4) of the Agreement shall be deemed references to the Applicable Margin for Adjusted Base Rate Loans.

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            (c) Section C of Schedule 6.16 is amended and restated in its entirety to read as follows:

            C. Funds Flow Coverage Ratio - The Borrower shall have a Funds Flow Coverage Ratio of not less than 0.75 as of the fiscal quarter ending on November 23, 2001 and each subsequent fiscal quarter end.

         3. Conditions Precedent. To induce the Bank to enter into this Seventh Amendment and to extend the Loans contemplated herein, the Borrower shall perform the following conditions to the Bank's satisfaction prior to the Bank's acting in reliance hereon:

            a. The Borrower shall deliver, and shall cause each Guarantor to deliver an executed copy of this Seventh Amendment, together with all other documents to be executed in connection herewith;

            b. The Borrower shall deliver, an executed Fourth Allonge to Line of Credit Note;

            c. The Borrower shall pay to the Bank an amendment fee of $40,000;

            d. The Borrower shall pay all fees and expenses incurred by the Bank, including but not limited to legal fees and expenses, in connection with the preparation and negotiation of this Amendment.

            e. The Borrower shall deliver all other documents and certificates reasonably requested by the Bank.

         4. Additional Covenants. Borrower and each Guarantor covenant and agree to continue to deliver to the Bank, as and when requested by the Bank: (i) schedules of all patents, trademarks and/or copyrights (including applications for the same) owned by the Borrower and the Guarantors; and (ii) schedules of any and all accounts receivable of Borrower or any Guarantor which arise out of contracts with the United States or any department, agency or instrumentality thereof. Additionally, Borrower and each Guarantor covenant and agree that they shall execute and deliver to the Bank, upon the Bank's request: (i) all patent, trademark and/or copyright security agreements and such other documents as Bank shall at any time require to perfect or continue the perfected status of the Bank's security interest in such patents, trademarks and copyrights; and (ii) an assignment of claims for such accounts receivable and cooperate with the Bank in taking any other steps required, in the Bank's judgment, to perfect or continue the perfected status of the Bank's security interest in such accounts receivable and proceeds. Failure of the Borrower or any Guarantor to comply with the foregoing conditions subsequent shall constitute an immediate Event of Default under the Agreement.
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         5. Reaffirmation. The Borrower hereby affirms and reaffirms to the Bank all of the terms and conditions of the Agreement and the other Loan Documents, including, without limitation, the confession of judgment provision contained therein, and agrees to abide thereby until all of the Borrower's obligations to the Bank are satisfied and/or discharged in their entirety.

         6. Guarantors' Acknowledgments.  Each Guarantor:

            a. Hereby acknowledges and consents to the provisions of this Seventh Amendment and confirms and agrees that its obligations under its respective Guaranty Agreement shall be unimpaired hereby and that all terms and conditions of its respective Guaranty Agreement shall remain in full force and effect and unmodified hereby and are hereby ratified and confirmed.

            b. Hereby acknowledges the continued existence, validity and enforceability of its respective Guaranty Agreement, agrees that the terms, conditions, representations and covenants of its respective Guaranty Agreement, including, without limitation, such Guarantor's consent to the Bank entering a judgment against it by confession, are binding upon it and certifies that there exists no defenses, offsets or counterclaims thereto as of the date hereof subject to limitation set forth therein.

         7. Unlimited General Release by Borrower and Guarantors

         The Borrower and each of the Guarantors, on behalf of itself and any person or entity claiming by, through or under it (collectively referred to as the "Releasors"), hereby unconditionally remises, releases and forever discharges the Bank and its past and present officers, directors, shareholders, agents, accountants, auditors, parent corporation, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, successors and assigns and, where applicable, the heirs, executors, administrators, successors and assigns of any such person or entity, as releasees (collectively referred to as the "Releasees"), of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guaranties, representations, liens, mechanics' liens, judgments, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including, but not limited to, claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any (collectively referred to as "Claims"), which any of Releasors ever had or now have against any of the Releasees, for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to the date of execution of this Seventh Amendment, including but not limited to, any and all Claims relating to or arising from the lending relationship between the Bank and the Borrowers. The Borrower and each Guarantor warrants and represents that it has not assigned, pledged, hypothecated and/or otherwise divested itself and/or encumbered all or any part of the Claims being released hereby and that it agrees to indemnify and hold harmless any and all of Releasees against whom any Claim so assigned, pledged, hypothecated, divested and/or encumbered is asserted.


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         8. Miscellaneous.

            a. All terms, conditions, provisions and covenants in the Agreement, the Note, the Security Agreement and the Guaranty Agreements and all other Loan Documents delivered to the Bank in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby and are hereby ratified and confirmed.

            b. This Seventh Amendment shall be governed and construed according to the laws of the Commonwealth of Pennsylvania.

            c. This Seventh Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

            d. This Seventh Amendment may be executed in one or more counterparts, and by different parties on different counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument, and in making proof of this Seventh Amendment it shall be necessary only to produce one counterpart.

            e. This Seventh Amendment shall have effect as of its date.



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         IN WITNESS WHEREOF, the parties hereto have executed this Seventh
Amendment as of the day and year first above written.

BORROWER:                           ENVIRONMENTAL TECTONICS CORPORATION


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



BANK:                               FIRST UNION NATIONAL BANK


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


GUARANTORS:                                 ENVIRONMENTAL TECTONICS CORPORATION
                                            EUROPE) LIMITED


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

                                            ETC INTERNATIONAL CORPORATION


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            ENTERTAINMENT TECHNOLOGY
                                            CORPORATION


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------